     As filed with the Securities and Exchange Commission on May 3, 1999

                                                     Registration No. 33- ______

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM S-8

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                  NOVAVAX, INC.
               (Exact name of issuer as specified in its charter)

                   DELAWARE                               22-2816046
       (State or other jurisdiction of                 (I.R.S. Employer
       incorporation or organization)                 Identification No.)

                  8320 GUILFORD ROAD, COLUMBIA, MARYLAND 21046
               (Address of Principal Executive Offices) (Zip Code)

                             1995 STOCK OPTION PLAN
                            (Full title of the plan)

                                Mitchell J. Kelly
                   Interim President & Chief Executive Officer
                                  Novavax, Inc.
                               8320 Guilford Road
                            Columbia, Maryland 21046
                     (Name and address of agent for service)

                                 (301) 854-3900
          (Telephone number, including area code, of agent for service)


===================================================================================
                         CALCULATION OF REGISTRATION FEE
-----------------------------------------------------------------------------------
                                       Proposed        Proposed
Title of                               maximum         maximum
securities            Amount           offering        aggregate      Amount
to be                 to be            price           offering       registration
registered            registered       per share       price          fee
-----------------------------------------------------------------------------------
Common Stock,         400,000          $3.6875(1)      $1,475,000        $410.05
$.01 par value        shares
===================================================================================

(1) Estimated solely for the purpose of calculating the registration fee, and based upon the average of the high and low prices of the Common Stock on the American Stock Exchange on April 26, 1999 in accordance with Rules 457(c) and 457(h) of the Securities Act of 1933.



                                Page 1 of 8 pages

                         Exhibit Index appears on Page 5

        This Registration Statement is being filed with respect to securities of the same class and issuable under the same employee benefit plan as the securities for which the Registrant filed a Registration Statement on Form S-8 with the Securities and Exchange Commission on December 11, 1995, File No. 33-80279, the contents of which is incorporated by reference herein.


PART I.  INFORMATION REQUIRED IN THE SECTION 10(a) PROSPECTUS

Item 1. Plan Information

        The information required by Part I, Item 1 is included in the Novavax 1995 Stock Option Plan document as amended by the First Amendment to the 1995 Stock Option Plan approved by the stockholders of the Registrant on May 14, 1998, copies of which have been or will be sent to current and future participants as required by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act").

Item 2. Registrant Information and Employee Plan Annual Information

        Copies of the documents referenced in Item 1 and those incorporated by reference in Item 3 of Part II are available without charge to plan participants by contacting the Chief Financial Officer, Novavax, Inc., 8320 Guilford Road, Columbia, MD 21046 by mail or by telephone (301-854-3900).

PART II  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

        The information contained in Items 3, 4, 5, 6, 7 and 9 of Part II of the Registration Statement on Form S-8 filed December 11, 1995, File No. 33-80279, is incorporated by reference herein.

Item 8.  Exhibits

         The Exhibit Index immediately preceding the exhibits is incorporated herein by reference.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, New York on the 30th day of April, 1999.


                                       NOVAVAX, INC.



                                       By:  /s/ Mitchell J. Kelly
                                           -------------------------------------
                                            Mitchell J. Kelly, Interim President
                                            and Chief Executive Officer


                                POWER OF ATTORNEY

        We, the undersigned officers and directors of Novavax, Inc. hereby severally constitute Mitchell J. Kelly and David A. White and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names in the capacities indicated below, the Registration Statement on Form S-8 filed herewith and any and all subsequent amendments to said Registration Statement, and generally to do all such things in our names and behalf in our capacities as officers and directors to enable Novavax, Inc. to comply with all requirements of the Securities and Exchange Commission, hereby ratifying and confirming our signatures as they may be signed by said attorneys, or any of them, to said Registration Statement and any and all amendments thereto.

        Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


          Signature                Title                           Date
          ---------                -----                           ----


/s/ Mitchell J. Kelly              Interim President and Chief     April 30, 1999
-----------------------------      Executive Officer
Mitchell J. Kelly                  and Director


/s/ Donald J. MacPhee              Principal Financial             April  30, 1999
-----------------------------      and Accounting Officer
Donald J. MacPhee



/s/ Gary C. Evans                  Director                        April 30, 1999
-----------------------------
Gary C. Evans



/s/ J. Michael Lazarus, M.D.       Director                        April  30, 1999
-----------------------------
J. Michael Lazarus, M.D.



/s/ John O. Marsh, Jr.             Director                        April 30, 1999
-----------------------------
John O. Marsh, Jr.



/s/ Michael A. McManus, Jr.        Director                        April  30, 1999
-----------------------------
Michael A. McManus, Jr.



/s/ Denis M. O'Donnell             Director                        April  30, 1999
-----------------------------
Denis M. O'Donnell



/s/ Ronald A. Schiavone            Director                        April  30, 1999
-----------------------------
Ronald A. Schiavone



/s/ Ronald H. Walker               Director                        April  30, 1999
-----------------------------
Ronald H. Walker

                                  EXHIBIT INDEX


Exhibit
Number                Description                                                 Page
-------               -----------                                                 ----
  5                   Opinion of White & McDermott, P.C.                            6

 10.1                 Novavax, Inc. 1995 Stock Option Plan
                      (Incorporated by reference to Exhibit 10.4 to
                      the Company's registration statement on Form 10,
                      File No. 0-26770, filed September 14, 1995.)                 __

 10.2                 First Amendment to Novavax, Inc.
                      1995 Stock Option Plan (Incorporated by                      __
                      reference to Exhibit 10.3 to the Company's
                      Annual Report on Form 10-K, File No. 0-26770,
                      filed April 15, 1999.)

  23.1                Consent of PricewaterhouseCoopers LLP                         8

  23.2                Consent of White & McDermott, P.C.
                      (included in Exhibit 5)                                      __

  24                  Power of Attorney (see page 3 of this Registration
                       Statement)                                                  __























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